SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 1996

                          VICTORMAXX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Illinois                             0-26328                 36-3971950
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)

1202N 75th Street, Suite 243, Downers Grove, Illinois        60516
(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: (630) 654-4398

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Item 4. Changes in Registrant's Certifying Accountant

Effective December 16, 1996, Coopers & Lybrand L.L.P. resigned as auditors of the Company.

During the Company's two most recent fiscal years ending December 31, 1995, Coopers & Lybrand's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles; however, the following should be noted:

     Coopers & Lybrand's report dated April 12, 1996, on the Company's financial statements for the year ended December 31, 1995 and for the period from March 22, 1994 (inception) to December 31, 1994, contained the following paragraph:

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered substantial losses from operations since inception and is highly reliant on obtaining continued financing to support its business operations and satisfy its liquidity requirements. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1995 and 1994, and in the subsequent interim period, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused Coopers & Lybrand L.L.P. to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304 (a)(1)(v) of Regulation S-K, except as follows:

Coopers & Lybrand L.L.P., in its communications to the audit committee of the Company's board of directors for the period ended December 31, 1994, reported that there were reportable conditions related to deficiencies in the internal controls of the registrant which necessitated an expansion in the scope of its audit procedures.

The Company has requested Coopers & Lybrand L.L.P. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter from Coopers & Lybrand to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  VICTORMAXX TECHNOLOGIES, INC.


                                  By: /s/ Glenn Petersen
                                      ------------------------------------------
                                      Glenn Petersen
                                      Vice President and Chief Financial Officer

Dated: April 8, 1997